ALLSCRIPTS
Inform. Connect. Transform.

2006 Allscripts Investor Day

Wednesday, October 18, 2006
Rockefeller Center
New York, NY

HealthCare Partners Medical Group

© 2006 Allscripts LLC.

Enterprise-Wide EHR Deployment Robert Margolis, M.D. Chief Executive Officer Healthcare Partners Exhibit 99.4

2006 Allscripts Investor Day

ALLSCRIPTS
Infom. Connect. Transform.

HealthCare PARTNERS MEDICAL GROUP

© 2006 Allscripts LLC.

2 Background Five Regions In LA County 375 Employed Full-Time Clinicians 2,500 Employees 39 Community Facilities 5 Urgent Care Centers 24/7 Patient Support Center Medical Spa

2006 Allscripts Investor Day

© 2006 Allscripts LLC.

Selecting an EHR
Why Allscripts?
Expertise in Ambulatory Space
Fit with Practice Management
System (IDX/GE Flowcast)
Web-Based Application
Senior Management Team
Industry Leadership
A Partner
Selection Process
RFP Distributed in 2004
8 Vendors Replied
5 Vendors Evaluated
Cross Functional Teams
Evaluated the Products:
Operational
Clinical
Workflow
Technical
Allscripts Selected in 2/05

2006 Allscripts Investor Day

FOR IMMEDIATE RELEASE

HealthCare Partners Goes Live
With On-Line Clinical Information System

Real-Time, Seamless Connections
To Improve Patient Care

Torrance, CA – HealthCare Partners announced its successful conversion to a new Clinical Information System (CIS) on Tuesday, February 21, 2006, transitioning from an older electronic medical record (EMR) system into the Allscripts TouchWorks ™ Electronic Health Record (EHR). This is believed to be the largest single day go-live of an EHR, with the new CIS populated by over 225 gigabytes of electronic medical history from the previous EMR.

According to Robert Margolis, MD, CEO of HealthCare Partners, "Our physicians are now provided with a seamless connection to a broader continuum of healthcare providers, with an electronic dialogue possible between physicians at many locations, pharmacies, laboratories, payers and many other healthcare stakeholders -- in real time. With improved connectivity and communication, our clinicians and staff will be able to deliver compassionate patient care even more effectively and efficiently, with higher clinical outcomes."

Melayne Yocum, Executive Vice President and Chief Operating Officer, reported that in the first day:

- 1,082 users logged onto TouchWorks
- 1,408 new prescriptions were written in TouchWorks
- 1,068 call processing and structured notes were created at the Pharmacy Support Center, Patient Support Center, and the alpha site
- 98,132 interface messages were received through eight electronic interfaces into the CIS from hospitals, laboratory and other vendors

The system conversion included loading the new system with:

- 9.5 million orders containing 88 million results
- 6.7 million medication entries
- 10.5 million documents
- 5.2 million medical problems
- 1.2 million immunizations
- 16 million vital signs
- 654,000 allergies

HealthCare PARTNERS MEDICAL GROUP

© 2006 Allscripts LLC.

Implementation Approach
Enterprise-Wide Go-Live
All in a Day’s Work…
February 21, 2006
1,082 Users Logged onto
TouchWorks
9.5 Million Orders Containing
88 Million Results
6.7 Million Medication Orders
10.5 Million Documents

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

HealthCare PARTNERS MEDICAL GROUP

© 2006 Allscripts LLC.

5 Project Approach Technical Teams Project Management Clinic Operation Teams Clinician Teams Steering Committee

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

HealthCare Partners Medical Group

© 2006 Allscripts LLC.

Current State
Approximately 1,800 Active Users
60,000 Lab Results Received Daily
3,600 Transcription Notes Interfaced Daily
1,800 Faxes Outbound Daily
3,200 eRx’s Written Daily
(Tracking to 1 Million+/Year)
1,100 Notes Created Daily

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

HealthCare PARTNERS MEDICAL GROUP

© 2006 Allscripts LLC.

Physician Reviews
“TouchWorks has all I want to know!”
“I sit here calmly clicking through my patient’s record
instead of fighting with six inches of paper.”
Christine L Oman, MD
HealthCare Partners Medical Group

“TouchWorks offers us the ability to deliver high quality
patient care and provides a level of  professional
fulfillment and job satisfaction not previously
obtainable.”
Robert Blackman, MD
HealthCare Partners Medical Group
Physician Reviews

“Our old system was increasingly being defined by
what it could NOT do.”
“I see TouchWorks defined by what it can do, will
do, and what it shall do in the future.”
Eric Silbiger, MD
HealthCare Partners Medical Group
Physician Reviews

2006 Allscripts Investor Day

© 2006 Allscripts LLC.

What’s Next?
Moving Beyond Our Own
“Four Walls”
Partnered With Allscripts to
Offer TouchWorks To
Community Physicians
Under HCP Banner
EHR
Practice Management System
Leverages Our Investment
in Technology, Learning,
and Processes
Creates a “Community
Care” Model Likely to
Increase Overall Quality Of
Care in the Region

Lessons Learned
1. Real Change Requires Real Leadership
2. There is No Substitute for the Hard Work of Pre-Planning and
Organizational Readiness
3. Physician Utilization is the Goal, But It Takes a Whole Organization
To Get There
4. Seize the Opportunity To Do Things Differently
5. Set Clear Destination Goals, But Remember It’s An Ever Evolving
Journey

Enterprise-Wide EHR Deployment Robert Margolis, M.D. Chief Executive Officer Healthcare Partners